Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2004
                                                 -------------------------------

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

     Delaware                     000-31863                      77-0302527
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  (State or other         (Commission File Number)             (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)

3385 Scott Boulevard, Santa Clara, California                     95054
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (408) 727-6600
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 17, 2004, Registrant issued a press release announcing the pricing of a secondary offering of common stock by selling stockholders. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMPUTER ACCESS TECHNOLOGY
                                             CORPORATION, a Delaware corporation

March 17, 2004                               By: /S/ CARMINE J. NAPOLITANO
                                                --------------------------------
                                                Carmine J. Napolitano
                                                President